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                                                                    EXHIBIT 10.9

                               KOMAG INCORPORATED

                 AMENDED AND RESTATED 2002 QUALIFIED STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

      FIRST NAME, LAST NAME
      ADDRESS
      CITY, STATE ZIP CODE

      You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Participant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

      Date of Grant

      Price Per Share                   $0.01

      Total Number of Shares Subject    XX,XXX
      to This Stock Purchase Right

      Expiration Date:

      Vesting Schedule:

      YOU MUST ACCEPT THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Amended and Restated 2002 Qualified Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                KOMAG INCORPORATED

____________________________________    ____________________________________
Signature
____________________________________
Print Name

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                                   EXHIBIT A-1

                               KOMAG INCORPORATED

                 AMENDED AND RESTATED 2002 QUALIFIED STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

      WHEREAS Purchaser named in the Notice of Grant (the "Purchaser") is a Participant and Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

      WHEREAS in order to give Purchaser an opportunity to acquire an equity interest in the Company as an incentive for Purchaser to participate in the affairs of the Company, the Administrator has granted to Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

      NOW THEREFORE, the parties agree as follows:

      1. Sale of Stock. The Company hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase shares of the Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

      2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, OR Purchaser agrees and acknowledges that by signing and returning this Agreement to the Company, Purchaser is giving the Company permission to withhold from Purchaser's paycheck an amount equal to the total purchase price otherwise due and payable.

      3.    Repurchase Option.

            (a) In the event Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to Purchaser or Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to Purchaser or Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares

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being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

            (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

      4.    Release of Shares From Repurchase Option.

            XXX of the Shares (as determined by the Plan Administrator) shall be released from the Company's Repurchase Option on each of the first XXX anniversaries (as determined by the Plan Administrator) of the Date of Grant (as set forth in the Notice of Grant), subject to Purchaser continuing to be a Service Provider through such dates.

            (a) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

            (b) The Shares that have been released from the Repurchase Option shall be delivered to Purchaser at Purchaser's request as provided in Section 6.

      5.    Restriction on Transfer.

            Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement. Any distribution or delivery to be made to Purchaser under this Agreement will, if Purchaser is then deceased, be made to Purchaser's designated beneficiary, or if no beneficiary survives Purchaser, to the administrator or executor of Purchaser's estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

      6.    Escrow of Shares.

            (a) To ensure the availability for delivery of the Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Company shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares. The Unreleased Shares shall be held by the Escrow Holder until such time as the Company's Repurchase Option expires. The Shares and stock assignment attached hereto as Exhibit A-2 will be held by the Escrow Holder until such time as the Company's Repurchase Option expires or the date Purchaser's status as a Service Provider terminates.

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            (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

            (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer. Purchaser hereby appoints the Escrow Holder with full power of substitution, as Purchaser's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Purchaser to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.

            (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or Purchaser, as the case may be.

            (e) Subject to the terms hereof, Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

            (f) In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares will be increased, reduced or otherwise changed, and by virtue of any such change Purchaser will in his capacity as owner of Unreleased Shares that have been awarded to him be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. If Purchaser receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by Purchaser, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

      7. Legends. The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Shares or otherwise note its records as to the restrictions on transfer set forth in this Agreement.

      8. Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares may be released from the escrow established pursuant to Section 6, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Purchaser with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares ("Withholding Taxes"). The Administrator, in

                                      -3-

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its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Purchaser to satisfy such the obligation for Withholding Taxes, in whole or in part by one or more of the following (without limitation):
(a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Purchaser through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. Unless the Administrator provides otherwise, Purchaser will satisfy the obligation for Withholding Taxes by paying cash. Purchaser agrees and acknowledges that by signing and returning this Agreement to the Company, Purchaser is giving the Company permission to withhold from Purchaser's paycheck(s) an amount equal to the Withholding Taxes otherwise due and payable.

      9. Tax Consequences. Purchaser has reviewed with Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that Purchaser (and not the Company) shall be responsible for Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-3 hereto.

            THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

      10.   General Provisions.

            (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by Purchaser. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

            (b) Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                                      -4-

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                Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

            (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

            (e) Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

            (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A PARTICIPANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A PARTICIPANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A PARTICIPANT AT ANY TIME, WITH OR WITHOUT CAUSE.

By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED: _____________________________

PURCHASER:                              KOMAG INCORPORATED

____________________________________    ___________________________________
Signature
___________________________________
Print Name

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                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto Komag Incorporated _____________ shares of the Common Stock of Komag Incorporated standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Komag Incorporated and the undersigned dated ______________, ____ (the "Agreement").

Dated: ____________________, _______    Signature: _____________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option as set forth in the Agreement, without requiring additional signatures on the part of Purchaser.

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                                   EXHIBIT A-3

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

      NAME:                TAXPAYER:_________________    SPOUSE:________________

      ADDRESS:

      IDENTIFICATION NO.:  TAXPAYER:_________________    SPOUSE:________________

      TAXABLE YEAR:        __________________________.

2. The property with respect to which the election is made is described as follows: ___________shares (the "Shares") of the Common Stock of Komag Incorporated (the "Company").

3.    The date on which the property was transferred is: __________, ________.

4.    The property is subject to the following restrictions:

      The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

6.    The amount (if any) paid for such property is: $___________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _________________, ____         __________________________________
                                       Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _________________, ____         _______________________________________
                                       Spouse of Taxpayer